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                                                                  EXHIBIT 10.18



                                                                               1

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT (the "Lease") made and entered into as of the 1st day of November, 1999, by and between HISTORIC VANDERBILT MEDICAL SCHOOL BUILDING, INC., a Tennessee corporation, hereinafter ("Landlord"); and SOLUTIONSAMERICA, INC., a Tennessee corporation, hereinafter ("Tenant");

                                  WITNESSETH:

        In consideration of the mutual covenants and agreements contained herein, the parties agree for themselves, their successors, and assigns, as follows:

        1. DESCRIPTION OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby accepts and rents from Landlord, those certain offices: the second floor known as the Lobby area, of the Building at 631 Second Avenue, South, Nashville, Tennessee, (the "Building") described on Exhibit "A" attached hereto (the Building and the Land are herein collectively called the "Property"); together with the nonexclusive right to use all parking areas, driveways, sidewalks and other common facilities furnished by Landlord from time to time in the Property.

        2. TERM. The term of this lease shall be as follows:

                 Commencement shall be on November 1, 1999 through December 31, 2000 with an option to renew for one year thereafter.

        3. RENTAL COMMENCEMENT DATE. The rental commencement date will be November 1, 1999.

        4. RENTAL. During the full term of this Lease, Tenant shall pay to Landlord, without notice, demand, reduction, setoff or any defense, a total rental (the "Annual Rental") consisting of the sum total of the following:

        (a) Annual Base Rental. Tenant agrees to pay to Landlord as minimum rent ("Minimum Rent"):

                The minimum rent for all the space set forth on Exhibit A will be Eight Hundred ($800) Dollars monthly.


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Tenant agrees to pay the monthly rent, without notice or demand, in advance, on or before the first day of each month during the term of this Lease. If the Commencement Date is a date other than the first day of a calendar month, the rent shall be prorated daily from such date to the first day of the next calendar month and paid on the Commencement Date.

        (b) Tenant's Share of Common Area Maintenance. Tenant will pay its proportionate share of building expenses for the reasonable operation management and maintenance costs for the property as set forth in Exhibit C.

        As used in this paragraph and elsewhere in this Lease, the term "Lease Year" shall mean each calendar year falling in whole or in part within the term, of this Lease, including the calendar year in which this Lease terminates.

        5. INITIAL RENT AND SECURITY DEPOSIT. There will be no security deposit.

        6. ALTERATIONS AND IMPROVEMENTS BY TENANT. Any structural changes or other material alterations, additions, or improvements made to the Premises by Tenant shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and further, such alterations, additions or improvements shall be made by a contractor or contractors selected or approved in writing by Landlord. All alterations, additions or improvements, including without limitation, all walls, railings, carpeting, floor and wall coverings and other permanent real estate fixtures (excluding, however, Tenant's trade fixtures as described in the paragraph entitled "Trade Fixtures and Equipment" below) made by, for, or at the direction of Tenant, shall when made, become the property of Landlord and shall remain upon the Premises at the expiration or earlier termination of this Lease.

        7. USE OF PREMISES. Tenant shall use the Premises only for purposes of offices and for no other purpose, and such use shall comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or fines, costs, expenses, or damages resulting from failure to so comply. Tenant shall not do any act or follow any practice relating to the Premises which shall constitute a nuisance or detract in any way from the reputation of the Property as a first class real estate development.

        Tenant's use of the Premises shall be in strict compliance with the rules and regulations of Landlord which are attached hereto as Exhibit B and incorporated herein by this reference.

        8. TAXES. Tenant shall pay any taxes or assessments of any nature imposed or assessed upon its trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Premises and owned by or in the custody of Tenant as promptly as all such taxes or assessments may become due and payable without any delinquency. Landlord shall pay all ad valorem property taxes which are now or hereafter assessed upon the Property and the Premises, except as otherwise expressly provided in the Lease.


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        9. FIRE AND EXTENDED COVERAGE INSURANCE. Landlord shall maintain and pay for such insurance which Landlord deems advisable including, without limitation, fire insurance, with extended coverage, covering the Property equal to ninety percent (90%) of the insurable value (i.e., the replacement cost, less depreciation) thereof. Provided, if Tenant uses the Premises for any purpose or in any manner which causes an increase in Landlord's insurance rates, Tenant shall pay such additional premium within thirty (30) days after demand from Landlord in addition to all other payments due under this Lease. Tenant shall maintain and pay for all fire and extended coverage insurance on its contents in the Premises, including trade fixtures, equipment, machinery, merchandise or other personal property belonging to or in the custody of Tenant, and such insurance shall be carried with a company or companies reasonably acceptable to Landlord.

        10. TENANT'S COVENANT TO REPAIR AND MAINTAIN. At the end of the term of this Lease, Tenant shall return the Premises to Landlord in as good condition as they were when received, excepting only normal wear and tear, acts of God and repairs required to be made by Landlord hereunder.

        11. FIRE OR OTHER CASUALTY. In the event that the Premises or any other part of the Property affording access to the Premises are damaged by any casualty so that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Landlord may at its option terminate this Lease, in which event the Rent shall be abated during the unexpired portion of this Lease effective with the date of such damage.

        12. MUTUAL WAIVER OF SUBROGATION. For the purpose of waiver of subrogation, the parties mutually release and waive unto the other, all rights to claim damages, costs or expense for any injury to persons (including death) or property caused by a casualty of any type whatsoever in, on or about the Premises if the amount of such damage, cost or expenses has been paid to such damaged party under the terms of any policy of insurance. All insurance policies carried with respect to this Lease, if permitted under applicable law, shall contain a provision whereby the insurer waives prior to loss, all rights of subrogation against either Landlord or Tenant.

        13. SIGNS AND ADVERTISING. In order to provide architectural control for the Property, Tenant may install only such exterior signs, marquees, billboards, outside lighting fixtures and/or other decorations on or about the Premises as shall have the prior written approval of Landlord, at Landlord's sole discretion.

        14. INDEMNIFICATION AND LIABILITY INSURANCE.

               (a) Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the premises caused by the negligence or misconduct of, or breach of this Lease by Tenant, its employees, subtenants, invitees or by any other person entering the Premises, the Building of the Property under


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expressed or implied invitation of Tenant, or arising out of Tenant's use of the
Premises, including but not limited to Tenant's compliance with the American Disabilities Act of 1990. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct or third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, but other tenants of the Building or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, and the Property, or failure to make repairs, or from any cause whatsoever except Landlord's gross negligence or willful wrong.

               (b) Landlord shall indemnify and save Tenant harmless against any and all claims, suits, demands, actions, fines, damages, and liabilities, including the cost and expenses thereof (including reasonable attorneys' fees) arising out of injury to persons (including death) or property occurring in, on or about, or arising out of, the Premises or other areas of the Property if such damage or injury is caused by any gross negligence of Landlord, its agents or employees.

        15. INSPECTION AND LANDLORD'S RIGHT OF ENTRY. Landlord or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of Annual Rental by reason thereof, nor shall such be deemed to be in actual or constructive eviction.

        16. EMINENT DOMAIN. If any substantial portion of the Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof) or if such taking shall materially impair the normal operation of Tenant's business, the Landlord may, at its sole option then terminate this Lease by giving written notice of such termination within thirty (30) days after such taking.

        17. EVENTS OF DEFAULT AND REMEDIES.

               (a) Upon the occurrence of any one or more of the following events (the "Events of Default"), the Landlord shall have the right to exercise any rights or remedies available in this Lease, at law or in equity. The following shall be deemed to be Events of Default by Tenant under this Lease:

               (i) Tenant shall fail to pay when due any rental or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with space at the Property) and such failure is not cured within five (5) days after written notice thereof.

               (ii) Tenant shall fail to comply with or observe any other provision of this


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               Lease (or any other lease now or hereafter executed by Tenant in connection with space at the Property) if such failure is not cured within thirty (30) days after written notice thereof (or, if the curing of such failure cannot be completed within said thirty (30) day period, the Tenant does not diligently pursue the curing of such default).

               (iii) Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

               (iv) Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

               (v) A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

               (vi) Tenant shall desert or vacate any portion of the premises.

               In the event that Tenant does not pay when due any rental or other sums payable by Tenant hereunder, Tenant shall be required to pay, in addition to amounts then due, a late charge equal to five percent (5%) of such amounts then due, it being expressly agreed that such late charge shall become due without notice if any payments of Annual Rental or other sums due hereunder is not made on its due date. Lessor shall accelerate and declare the entire remaining unpaid Rental and Additional Rental for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

               (b) In addition to its other remedies, Landlord, upon an Event of Default by Tenant, shall have the immediate right, after any applicable grace and remove all persons and properties from the Premises and dispose of such property as it deems fit, all without resort to legal process and without being guilty of trespass or being liable for any damages caused thereby. If Landlord re-enters the Premises, either with or without legal process, it may either terminate this Lease or from time to time without terminating this Lease, make such alterations and repairs as may be necessary or appropriate to relet the Premises, and relet the Premises upon such terms and conditions as Landlord deems advisable without any responsibility on Landlord whatsoever to account to Tenant for any surplus rents collected. No retaking of possession of the Premises by Landlord shall be deemed as an election to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant at the time of re-entry; but, notwithstanding any such re-entry or reletting without termination, Landlord may at any time thereafter elect to terminate for such previous default. In the event of an elected termination by Landlord, whether before or after re-entry, Landlord may recover from Tenant damages, including the costs of recovering the Premises, and Tenant shall remain liable to Landlord for the total Annual Rental (which may at Landlord's election be accelerated to be due and payable in full as of the Event of Default and


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recoverable in damages in a lump sum) as would have been payable by Tenant hereunder for the remainder of the term less the rentals actually received from any reletting or, at Landlord's election, less the reasonable rental value of the Premises for the remainder of the term. In determining the Annual Rental which would be payable by Tenant subsequent to default, the Annual Rental for each Lease Year of the unexpired term shall be equal to the Annual Rental payable by Tenant for the last Lease Year prior to the default. If any rent owing under this Lease is collected by or through an attorney, or if Landlord enforces the obligations of Tenant through services of an attorney, Tenant agrees to pay the Landlord's reasonable attorney's fees to the extent allowed by applicable law.

        18. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Property or any interest of Landlord therein, and to any and all advances made on the security consolidations, replacements and extensions of any of such deeds of trust, mortgages, instruments of security or leases. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of the Lease.

        19. ASSIGNMENT AND SUBLETTINGS. Tenant shall not, without the prior written consent of Landlord, mortgage, pledge, hypothecate, assign, transfer, encumber, sublease, or grant a license (collectively "transfer") with respect to any interest in this Lease or the Premises. Landlord's consent to any particular transfer shall not waive this provision, and all later transfers shall be made only on the prior written consent of Landlord. Even with Landlord's approval, no such transfer shall relieve Tenant of its obligations hereunder.

        20. TRANSFER OF LANDLORD'S INTEREST. If Landlord shall sell, assign or transfer all or any part of its interest in the Property, the Building, the Premises, or in this Lease to a successor in interest which expressly assumes the obligations of Landlord hereunder, then Landlord shall thereupon be released or discharged from all covenants and obligations hereunder, the Tenant shall look solely to such successor in interest for performance of all of Landlord's obligations. Tenant's assignment hereunder, and Tenant shall thereafter attorn and look solely to such successor in interest as the Landlord hereunder.

        21. CONFIDENTIALITY. Tenant will not disclose any terms of this Lease Agreement to anyone other than its attorneys, accountants or employees who need to know of its contents in order to perform their duties for Tenant. Any other disclosure will be an Event of Default under the Lease.

        22. COMMISSIONS. No lease commissions are owed on this Lease since it was developed and negotiated on a direct basis by Landlord and Tenant.

        23. COVENANT OF QUIET ENJOYMENT. Landlord represents that it has full right and authority to lease the Premises and Tenant shall peacefully and quietly hold and enjoy the Premises for the full term hereof so long as it does not default in the performance of any of the


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terms hereof.

        24. ESTOPPEL CERTIFICATES. Tenant agrees to furnish from time to time when requested by Landlord, the holder of any deed of trust or mortgage or the Lessor under any ground lease covering all or any part of the Property of the confirming and containing such factual certifications and representations deemed appropriate by Landlord, the holder of any deed of trust or mortgage or the Lessor under any ground lease covering all or any part of the Property or the Premises or any interest of Landlord therein, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within such ten-day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

        25. MECHANIC'S LIENS. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Property or improvements thereon during the term of this Lease caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay same. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall become additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor.

        26. RECORDING OF LEASE. Without the prior written consent of Landlord and Landlord's mortgagee, Tenant shall not record this Lease or any memorandum of this Lease.

        27. FORCE MAJEURE. In the event Landlord or Tenant shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reasons beyond their control, the performance of such act shall be excused for the period of delay, and the period for performance of any such act shall be extended as necessary to complete performance after the delay period. However, the provisions of this paragraph shall in no way be applicable to Tenant's obligations to pay Annual Rental or any other sums, monies, costs, charges or expenses required by this Lease.

        28. REMEDIES CUMULATIVE-NONWAIVER. Unless otherwise specified in this Lease, no remedy of Landlord or Tenant shall be considered exclusive of any other remedy, but each shall be distinct, separate and cumulative with other available remedies. Each remedy available under this Lease or at law or in equity may be exercised by Landlord or Tenant from time to time as often as the need may arise. No course of dealing between Landlord and Tenant, or any delay or omission of Landlord or Tenant in exercising any right arising from the other party's default, shall impair such right or be construed to be a waiver of a default.


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        29. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term of this Lease, whether with or without Landlord's acquiescence, Tenant shall be deemed only a tenant at will and there shall be no renewal of this Lease without a written agreement signed by both parties specifying such renewal. The rent payable to Landlord during such hold-over period shall be 200% of the monthly installments of Annual Rent at the expiration of the term hereof, payable each month during such hold-over period, in advance.

        30. NOTICES. Any notice allowed or required by this Lease shall be deemed to have been sufficiently served if the same shall be in writing and placed in the United States Mail, via certified mail or registered mail, return receipt requested, with proper postage prepaid and addressed as follows:

        AS TO LANDLORD:    Historic Vanderbilt Medical School
                                 Building, Inc.
                           Attention: Vivian Hamilton
                           631 Second Avenue, South
                           Suite 1-R
                           Nashville, Tennessee 37210

        AS TO TENANT:      SolutionsAmerica, Inc.
                           Attention: Floyd Kephart
                           631 Second Avenue, South
                           Nashville, Tennessee 37210

        The addresses of Landlord and Tenant and the party, if any, to whose attention a notice or copy of same shall be directed may be changed or added from time to time by either party giving notice to the other in the prescribed manner.

        31. NON-DISTURBANCE AND ATTORNMENT. This lease is subject and subordinate to any and all mortgages or deeds of trust now or hereafter placed on the property of which the Premises are a part, and this clause shall be self-operative without any further instrument necessary to effect such subordination; however, if requested by Lessor, lessee shall promptly execute and deliver to lessor any such certificate or certificates as Lessor may reasonably request evidencing subordination of this Lease to or the assignment of this Lease as additional security for such mortgages or deeds of trust. Provided, however, in each case, the holder of the mortgage or deed of trust shall agree that this Lease shall not be divested by foreclosure or other default proceedings thereunder so long as Lessee shall not be in default under the terms of this Lease. Lessee shall continue its obligations under this Lease in full force and effect notwithstanding any


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such default proceedings. Lessee will, upon request by Lessor, execute and deliver to Lessor or to any other person designated by Lessor, any instrument or instruments required to give effect to the provisions of this paragraph.

        32. MISCELLANEOUS.

               (a) Rules and Regulations. In addition to the initial rules and regulations set forth in Exhibit D attached hereto, Landlord shall have the right from time to time to prescribe reasonable rules and regulations or Tenant's use of the Premises and the Property. Tenant shall abide by and actively enforce on all its employees, agents, invitees and licensees such regulations including without limitation rules governing parking of vehicles in designated portions of the Property.

               (b) Evidence of Authority. If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant.

               (c) Nature of Lease; Governing Law. This Lease creates only the relationship of Landlord and Tenant between the parties, and nothing herein shall impose upon either party any powers, obligations or restrictions not expressed herein. This Lease shall be construed and governed by the laws of the State of Tennessee.

               (d) Binding Effect. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns. No amendment or modification to this Lease shall be binding upon Landlord unless same is in writing and executed by both Landlord and Tenant.

               (e) Captions and Headings. The captions and headings in this Lease are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Lease.

               (f) Leasing Commission. Tenant represents and warrants that it has not dealt with any brokers in connection with this Lease.

               (g) Lease Review. The submission of this Lease to Tenant form review does not constitute a reservation for or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by Landlord and Tenant.


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               (h) Entire Agreement. This Lease and the attached Exhibits set forth the entire agreement between the parties. Any prior or contemporaneous conversations or writings are merged herein. No provision hereof can be waived or amended except by a writing signed by the party against whom enforcement of such waiver or amendment is sought.

        IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and sealed pursuant to authority duly given as of the day and year first above written.

                                    LANDLORD:

                                    HISTORIC VANDERBILT MEDICAL SCHOOL
                                        BUILDING, INC.

                                    By: /s/ VIVIAN HAMILTON
                                       -------------------------------

                                    Title: Vice President
                                          ----------------------------

                                    TENANT:

                                    SOLUTIONSAMERICA, INC.

                                    By: /s/ FLOYD W. KEPHART
                                       -------------------------------

                                    Title: Chairman
                                          ----------------------------


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                                   EXHIBIT A




                             [DIAGRAM OF PREMISES]




                                  LOWER LEVEL


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                                   EXHIBIT B

                              RULES AND REGULATIONS

        1. Tenant agrees that no other signs of any description shall be erected or printed in or about the Building or the Premises without the prior written consent of the Landlord.

        2. No additional locks shall be placed on the doors of the Premises by Tenant, nor shall any existing locks be changed. Landlord will, without charge, furnish Tenant with two keys for each lock existing upon the Building entrance doors, and two keys for Tenant's front door of the Premises when Tenant assumes possession with the understanding that at the termination of the Lease Agreement these keys shall be returned. Tenant shall pay Landlord Fifty and No/100 Dollars ($50.00) per key, for each key not returned at the termination of this Lease Agreement. Tenant may re-key its doors at its expense and provide Landlord with two keys for each door.

        3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the Premises for Tenant, to Landlord's manager prior to beginning of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

        4. No Tenant shall at any time occupy any part of the Building as sleeping or lodging quarters.

        5. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive, or hazardous material without written consent of Landlord.

        6. Landlord will not be responsible for lost or damaged or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms, common areas or parking facilities, regardless of whether such loss occurs when area is locked against entry or not.

        7. Tenant shall not at any time display a "For Rent" sign upon the Premises.

        8. Safes and other unusually heavy objects shall be placed by the Tenant only in such


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places as may be approved by Landlord. In no event shall any weight be placed upon such floor by Tenant so as to exceed the floor load allowances required by local building code design requirements.

        9. Landlord will not permit entrance to Tenant's offices by use of pass key controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

        10. None of the entries, passages, doors, or hallways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, including any alleyways to the rear of the Premises, or such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees. Trash is to be emptied into containers (dumpsters) provided by the Landlord at a location specified by Landlord in accordance with the terms of the Lease. If Tenant's use of trash containers provided by Landlord exceeds normal and customary office usage by Tenant, then the Landlord may take whatever steps are necessary to insure prompt disposition of Tenant's excess refuse or trash, at Tenant's expense.

        11. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or otherwise.

        12. No bicycles or other vehicles or animals shall be brought into the Building.

        13. No sign, tag, label, picture, advertisement or notice shall be displayed, distributed, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Building or of the Premises without the prior written consent of Landlord. Landlord reserves the right to remove all other signs or lettering without notice to Tenant at the expense of Tenant.

        14. In the event Landlord should advance upon the request, or for the account of the Tenant, any amount for labor, material, packing, shipping, postage, freight or express upon articles delivered to the Premises or for the safety, care, and cleanliness of the Premises, the amount so paid shall be regarded as additional rent and shall be due and payable forthwith to the Landlord from the Tenant.

        15. Tenant shall not do or permit to be done within the Premises anything which would unreasonably annoy or interfere with the rights of other tenants of the Building.

        16. Tenants and occupants shall observe and obey all parking and traffic regulations as imposed by Landlord on the Property. Landlord in all cases retains the power to designate "no parking" zones, traffic right-of-ways, and general parking area procedures. Failure of Tenant to comply with this rule shall constitute a violation of this Lease Agreement.


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
        17. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each Tenant shall cooperate to prevent the same.


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